UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2023

CYBER APP SOLUTIONS CORP.

(Exact name of Registrant as Specified in Its Charter)

Nevada	333-254676	98-1585090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Bering Drive Suite 875
Houston, Texas		77057
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 713 400-2987

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYRB	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On November 21, 2023, Cyber App Solutions Corp.,a Nevada corporation (the “Company” or “we”), Kips Bay Select LP, a Delaware limited partnership (“Kips Bay Select” or the “Lead Investor”), and Cyber One, LTD, a Cayman Islands limited company (the “Investor” and together with the Lead Investor, the “Investors”) entered into and closed the secured transaction contemplated by a Securities Purchase Agreement (the “SPA”), pursuant to which the Company has agreed to issue and sell to each Investor (i) a convertible promissory note (each a “Note” and collectively, the “Notes”) which will be convertible into Conversion Shares (as defined in the SPA) in accordance with the terms of the Notes (as described below), and (ii) a common stock purchase warrant (each a “Warrant” and collectively, the “Warrants”) which will be exercisable to purchase Warrant Shares (as defined in the SPA) in accordance with the terms of the Warrants (as described below) (the transactions contemplated under the SPA, the “Offering”). The net cash proceeds of the Offering were used for settlement in full and satisfaction of the $6,000,000.00 outstanding obligations to Alpha Carta, Ltd. pursuant to certain Notes issued to Alpha Carta, Ltd. (the “Alpha Carta Notes”), and the remainder of the proceeds after the transaction expenses to pay off and settle the outstanding obligations pursuant to that certain Trade Credit Agreement entered into on August 17, 2023, with a related third party, as assigned (the “TCA”). The Alpha Carta Notes and the TCA are discussed in the Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 29, 2023 and in the Quarterly Report on Form 10-Q, filed with the SEC of November 21, 2023. Capitalized terms not defined here have the meaning assigned to them in the transaction documents.

The foregoing description of the SPA does not purport to be complete and are qualified in their entirety by reference to the full text of the SPA, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Convertible Promissory Notes

On November 21, 2023, pursuant to the SPA, the Company issued a Note to each Investor in the principal amount of $8,000,000.00. The aggregate principal amount of the Notes is $16,000,000, the amount of the net cash proceeds of the loan extended by the Investors is $8,000,000.00. The Notes are issued with an original issue discount of 50% and bear simple interest accruing as of November 21, 2023, at the rate of five percent (5%) per annum prior to any Event of Default or eighteen percent (18%) per annum following any Event of Default. The interest shall be computed on the basis of a 360-day year and twelve 30-day months and shall not compound. Unless sooner paid off or converted in the manner described below, all principal under the Note, together with all accrued and unpaid interest thereupon, will be due and payable on July 21, 2024 (the “Maturity Date”).

The Notes are convertible (in whole or in part), at the option of the Holder, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (x) that portion of (A) the Outstanding Principal Amount, plus (B) accrued and unpaid interest with respect to such Outstanding Principal Amount of this Note (the “Conversion Amount”) by (y) the Conversion Price then in effect on the date on which the Holder delivers the Conversion Notice.

Pursuant to the terms and conditions of the Notes, the Company shall repay the $16,000,000 commencing on January 21, 2024 with $1,500,000 due monthly and any remaining outstanding principal due on Maturity Date. Alternatively, the Company may accelerate payments and reduce the overall principal repaid, by making payments as follows:

•
If prepayment occurs on a date that is on or prior to the date that is 90 days from the Issuance Date: $12,000,000 minus the amount of any payments made in respect of the Principal Amount plus any accrued but unpaid interest;

•
If prepayment occurs on a date that is on or between a date that is 91 - 120 days from the Issuance Date: $13,000,000 minus the amount of any payments made in respect of the Principal Amount plus any accrued but unpaid interest;

•
If prepayment occurs on a date that is on or between a date that is 121 - 150 days from the Issuance Date: $14,000,000 minus the amount of any payments made in respect of the Principal Amount plus any accrued but unpaid interest;

•
If prepayment occurs on a date that is on or between a date that is 151 - 180 days from the Issuance Date: $15,000,000 minus the amount of any payments made in respect of the Principal Amount plus any accrued but unpaid interest;

•
If prepayment occurs on a date that is on or between a date that is 181 - the Maturity Date: $16,000,000 minus the amount of any payments made in respect of the Principal Amount plus any accrued but unpaid interest;

Notwithstanding the foregoing, if the Company elects to prepay the Notes pursuant to the terms of the SPA, the Holder shall continue to have the right to issue a Conversion Notice, or Conversion Notices, in accordance with the terms of the SPA, specifying the Principal Amount that the Holder will convert.

The Notes contain certain Events of Default. Upon the occurrence of any Event of Default and at any time thereafter, the Investors as the Secured Parties, acting through Kips Bay Select acting as the Agent, shall have the right to exercise all of the remedies conferred hereunder and under the Notes, and the Secured Parties shall have all the rights and remedies of a secured party under the UCC. Change of Control may result in Prepayment at Option of Holder.

The offering was not registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption from registration under the Securities Act. The Company has agreed to provide certain registration rights under the Securities Act and applicable state securities laws. The SPA also contains certain representations, warranties, indemnification and other provisions customary for transactions of this nature.

The foregoing descriptions of the Notes does not purport to be complete and are qualified in their entirety by reference to the full text of the form of Note, which is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Common Stock Purchase Warrant

On November 21 2023, the Company and each Investor entered into a Common Stock Purchase Warrant (each a “Warrant” and collectively, the “Warrant”), pursuant to which, each Investor is entitled, upon the terms and conditions of the Warrant, at any time on or after the November 21, 2023 and on or prior to 5:00 p.m. (New York City time) on November 21, 2028 but not thereafter, to subscribe for and purchase from the Company up to 3,846,154 shares (as subject to adjustment, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under the Warrants shall be equal to the Exercise Price, as defined in the Warrants.

The “Exercise Price” per share of Common Stock under the Warrants, subject to adjustment as provided in the Warrants, shall be equal to the lower of: (i) $3.12 per share and (ii) the Valuation Cap Price. In case of a Registration (as defined in the Registration Rights Agreement), the Warrants may be exercised, in whole or in part, at such time by means of a “cashless exercise” on terms and conditions provide din the Warrants. The Valuation Cap Price means the price per share of Common Stock calculated by dividing the Valuation Cap of $250,000,000.00 by the number of shares of Common Stock on a Fully Diluted basis immediately prior to giving effect to the applicable exercise under this Warrant, subject to adjustment as provided therein.

The foregoing descriptions of the Warrants does not purport to be complete and are qualified in their entirety by reference to the full text of the form of Warrant, which is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Security Agreement

On November 21, 2023, the Company, Proton Green LLC, a limited liability company organized under the laws of Wyoming (“Proton Green” together with its successors and assigns) and PG LandCo LLC, a limited liability company organized under the laws of Wyoming (“PG LandCo” together with its successors and assigns, and, together with Proton Green, the “Guarantors” and each, individually a “Guarantor”), the Investors as Secured Parties and Kips Bay Select LP as Agent, entered into that certain Security Agreement pursuant to which the obligations of the Company and the Guarantors under the Notes, the Guarantors agreed to guarantee and act as surety for payment of the above described Notes. This Security Interests shall terminate on the date on which all payments under the Notes have been indefeasibly paid in full and all other Obligations have been paid or discharged.

The foregoing description of the Security Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Security Agreement, which is attached as Exhibit 4.4 to this Current Report on Form 8-K and incorporated by reference herein.

Guaranty

On November 21, 2023, the Company, the Guarantors, the Secured Parties and the Agent, entered into that certain Guaranty, pursuant to which the Notes are guaranteed on a senior secured basis, granting each Secured Party pari passu with each other Secured Party and through the Agent a security interest in all assets of the Company and each Guarantor. This Guaranty and the Security Interests shall terminate on the date on which all payments under the Notes have been indefeasibly paid in full and all other Obligations have been paid or discharged; provided, however, that all indemnities of any Debtor contained in the Agreement (including, without limitation, Annex B thereto) shall survive and remain operative and in full force and effect regardless of the termination of the Agreement.

The foregoing description of the Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the Guaranty, which is attached as Exhibit 4.5 to this Current Report on Form 8-K and incorporated by reference herein.

Registration Rights Agreement

On November 21, 2023, in connection with the issuance and sale of the Notes and pursuant to the SPA, the Company and the Investors entered into a Registration Rights Agreement (the “RRA”), pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the RRA), including the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants, under the Securities Act of 1933, as amended (the “1933 Act”). Pursuant to the RRA, the Company is required to i) comply with the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ii) file an initial registration statement (the “Initial Shelf Registration Statement”) on or before the Filing Deadline (as defined in the RRA), and to cause the Initial Shelf Registration Statement to become effective by the Effectiveness Deadline (as defined in the RRA), iii) indemnify the Investors against liabilities, including some liabilities under the Securities Act in accordance with the RRA or the Investors will be entitled to contribution. The Investors agreed under the RRA to indemnify the Company against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling stockholder specifically for use in the prospectus, in accordance with the related RRA or the Company may be entitled to contribution. All or any portion of the rights under this Agreement shall be automatically assignable by each Investor to any transferee or assignee (as the case may be) of all or any portion of such Investor’s Registrable Securities, Notes or Warrants under the terms and conditions of the RRA.

In certain circumstances, the RRA provides that the holders of Registrable Securities will have piggyback registration rights on offerings of common stock initiated by the Company.

The foregoing description of the RRA, does not purport to be complete and is qualified in its entirety by reference to the complete text of the RRA, which is filed herewith as Exhibit 4.6 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the SPA, the issuance of Notes and Warrants, the Security Agreement, the Guaranty and the RRA is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated into this Item 3.02 by reference. The offer, sale and issuance pursuant to the SPA, the Notes, and the Warrants to the Investors were made in reliance upon the exemption under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1*	Securities Purchase Agreement, dated November 21, 2023, by and among Cyber App Solutions Corp., Kips Bay Select LP, and Cyber One, Ltd.
4.2	Form of Convertible Promissory Note.
4.3	Form of Common Stock Purchase Warrant.
4.4*	Security Agreement, dated November 21, 2023, by and among Cyber App Solutions Corp. (the “Company”), Kips Bay Select LP (a “Secured Party” and “Agent”), and Cyber One, Ltd. (a “Secured Party”).
4.5*	Guaranty, dated November 21, 2023, made by Proton Green LLC and PG LandCo LLC, in favor of Kips Bay Select LP (a “Secured Party” and “Agent”), and Cyber One, Ltd. (a “Secured Party”).
4.6*	Registration Rights Agreement, dated November 21, 2023, by and among Cyber App Solutions Corp., Kips Bay Select LP, and Cyber One, Ltd.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER APP SOLUTIONS CORP.

Date:	November 27, 2023	By:	/s/ Steven Looper
Steven Looper, Chief Executive Officer and President